UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2011

Date of reporting period: November 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Balanced Shares

November 30, 2011

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 19, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the annual reporting period ended November 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities including U.S. government and corporate fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. Normally, the Fund’s investments will consist of about 40% in fixed-income securities, but these securities may comprise up to 60% of its investments. The Fund will not purchase a security if, as a result, less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc., or Fitch Ratings). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as AllianceBernstein L.P (the “Adviser”) deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared with its composite benchmark (the “Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2011. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. The Fund is managed by the Balanced Shares Investment Team, comprised of the Relative Value Investment Team and the U.S. Investment Grade Core Fixed-Income Team.

Class A shares of the Fund outperformed the Composite and the Lipper Average during the 12-month

ALLIANCEBERNSTEIN BALANCED SHARES •	1

period, before sales charges. In the equity portion, stock selection was the main driver of returns, and was particularly strong in the technology, consumer staples and financials sectors. An underweight in the defensive utility sector detracted, as did stock selection in the healthcare and industrials sectors. In the fixed income allocation, yield curve positioning, specifically an overweight in intermediate maturities, contributed positively. An overweight in commercial mortgage-backed securities (“CMBS”) and agencies, as well as security selection in asset-backed holdings, were also positive. An underweight in Treasuries and security selection in our mortgage pass-through holdings detracted.

For the six-month period, Class A shares of the Fund declined but outperformed the Composite and the Lipper Average, before sales charges. Stock selection again contributed to returns in the equity allocation, particularly in the technology, financials and energy sectors. Stock selection in the healthcare sector detracted, as did an underweight in the utilities sector. Yield curve positioning was again positive for the fixed income allocation, however, it was more than offset by an underweight in Treasuries and overweight in CMBS and corporates as investors became more risk averse. Security selection within corporate, CMBS and mortgage holdings also detracted. Credit default swap positions, used for hedging purposes, were a slight detractor for both periods.

During both the six- and 12-month periods, performance was driven by the equity portfolio’s focus on companies with low, cash-flow based valuation, strong balance sheets, and transparent business models. The Relative Value Investment Team believes macro uncertainty will be slow to recede and a fully formed and enduring value opportunity resides in many of the companies that currently populate the Fund.

Market Review and Investment Strategy

The global economic recovery that was underway early in the annual period slowed, resulting from a myriad of global events. Social unrest in North Africa and the Middle East, supply disruptions from the natural disaster in Japan and an earlier spike in commodity prices, particularly oil, all provided headwinds for the global economy. In the second half of the annual period, renewed fears of a double-dip recession roiled the global capital markets driving up risk aversion, sending equities sharply lower and widening credit spreads. Fiscal challenges—ranging from the contentious debate over the U.S. debt ceiling to the ongoing sovereign debt woes of Greece and the peripheral European nations—were at the forefront of investors’ worries. The mounting fear and uncertainty led to a spike in financial market volatility.

Fixed income markets posted solid positive absolute returns for the annual period. Through November 30, 2011, the broad investment grade fixed

2	• ALLIANCEBERNSTEIN BALANCED SHARES

income market posted positive returns every month with the exception of June and November, as investors preferred fixed income over equity assets. Non-government sectors generally outperformed in the first six months of the reporting period with Treasuries rallying toward the end as risk aversion set in and investors preferred safety. Although fixed income absolute returns were positive for the annual period, volatility was elevated and returns swung month to month between risk assets and safer Treasuries dependent on investors risk tolerance. Investor concerns over the health of the economy and worries emanating from the European sovereign debt crisis led to the exacerbated financial market volatility.

Over the past several months, the U.S. Investment Grade Core Fixed-Income Team has reduced risk in the fixed income portfolio, moving closer to the Barclays Capital U.S. Aggregate Bond Index, as global uncertainties have risen. The fixed income allocation is still holding a modest overweight in CMBS with a modest underweight in corporate bonds. The fixed income allocation’s corporate positions are well diversified in order to mitigate idiosyncratic risk. The fixed income allocation’s average duration is modestly shorter than the benchmark and the U.S. Investment Grade Core Fixed-Income Team continues to maintain a concentration in intermediate-maturity securities, where the steepness in yield curves is most extreme. As risk aversion abates and markets stabilize, the U.S. Investment

Grade Core Fixed-Income Team will be ready to move quickly to seize potential opportunities.

The equity portfolio’s investment process is designed to balance a company’s valuation, quality and fundamental success. The Relative Value Investment Team also seeks to align client interests in companies that are responsible stewards of shareholder capital. The equity portfolio is dominated by companies with high accounting integrity and highly transparent business models with less earnings volatility than the value benchmark. These basic tenets of the Relative Value Investment Team’s philosophy and process have served the equity portfolio well during the 12-month period ended November 30, 2011.

While valuation is the single most important component of the equity portfolio’s investment process, the Relative Value Investment Team does not buy stocks simply because they appear cheap or inexpensive, as they are often priced this way for a reason. For example, some issues the Relative Value Investment Team regularly confronts when researching stock ideas may include high levels of: financial leverage, business volatility, off-balance sheet liabilities or pension obligations. In many cases it is difficult to ascertain what call equity investors have on the economic earnings of the firm. The Relative Value Investment Team seeks stocks that are attractively valued relative to their fundamental prospects, not inexpensive because they are risky.

ALLIANCEBERNSTEIN BALANCED SHARES •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index and the unmanaged Barclays Capital U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000® Value Index represents the performance of 1000 large-cap value companies within the U.S. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The composite benchmark represents a blended performance barometer consisting of a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Interest Rate Risk (with prepayment risk): As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Allocation Risk: Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others.

These risks are more fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares*
Class A	-3.55%	8.57%

Class B**	-3.93%	7.68%

Class C	-3.93%	7.71%

Advisor Class†	-3.41%	8.85%

Class R†	-3.73%	8.19%

Class K†	-3.57%	8.48%

Class I†	-3.40%	8.97%

Composite benchmark: 60% Russell 1000 Value Index/40% Barclays Capital U.S. Aggregate Bond Index	-3.85%	6.39%

Russell 1000 Value Index	-9.00%	6.17%

Barclays Capital U.S. Aggregate Bond Index	3.54%	5.52%

Lipper Mixed-Asset Target Allocation Growth Funds Average	-7.19%	3.21%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2011, by 0.01% and 0.03%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/01 TO 11/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Class A shares (from 11/30/01 to 11/30/11) as compared to the performance of its Composite benchmark as well as each index separately. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	8.57%	3.94%
5 Years	0.66%	-0.21%
10 Years	3.84%	3.39%

Class B Shares
1 Year	7.68%	3.68%
5 Years	-0.09%	-0.09%
10 Years(a)	3.22%	3.22%

Class C Shares
1 Year	7.71%	6.71%
5 Years	-0.08%	-0.08%
10 Years	3.08%	3.08%

Advisor Class Shares*
1 Year	8.85%	8.85%
5 Years	0.96%	0.96%
10 Years	4.14%	4.14%

Class R Shares*
1 Year	8.19%	8.19%
5 Years	0.38%	0.38%
Since Inception†	3.90%	3.90%

Class K Shares*
1 Year	8.48%	8.48%
5 Years	0.68%	0.68%
Since Inception†	2.57%	2.57%

Class I Shares*
1 Year	8.97%	8.97%
5 Years	1.08%	1.08%
Since Inception†	2.95%	2.95%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14%, 1.90%, 1.86%, 0.84%, 1.39%, 1.09% and 0.66% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed below.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	1.83%
5 Years	-0.23%
10 Years	3.47%

Class B Shares
1 Year	1.50%
5 Years	-0.12%
10 Years(a)	3.31%

Class C Shares
1 Year	4.56%
5 Years	-0.09%
10 Years	3.16%

Advisor Class Shares†
1 Year	6.72%
5 Years	0.94%
10 Years	4.22%

Class R Shares†
1 Year	6.05%
5 Years	0.37%
Since Inception*	4.04%

Class K Shares†
1 Year	6.37%
5 Years	0.67%
Since Inception*	2.76%

Class I Shares†
1 Year	6.85%
5 Years	1.07%
Since Inception*	3.15%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$964.50	$5.07	1.03%
Hypothetical**	$1,000	$1,019.90	$5.22	1.03%
Class B
Actual	$1,000	$960.70	$8.85	1.80%
Hypothetical**	$1,000	$1,016.04	$9.10	1.80%
Class C
Actual	$1,000	$960.70	$8.65	1.76%
Hypothetical**	$1,000	$1,016.24	$8.90	1.76%
Advisor Class
Actual	$1,000	$965.90	$3.65	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%
Class R
Actual	$1,000	$962.70	$6.74	1.37%
Hypothetical**	$1,000	$1,018.20	$6.93	1.37%

(Fund Expenses continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$964.30	$5.22	1.06%
Hypothetical**	$1,000	$1,019.75	$5.37	1.06%
Class I
Actual	$1,000	$966.00	$3.10	0.63%
Hypothetical**	$1,000	$1,021.91	$3.19	0.63%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $534.7

TEN LARGEST HOLDINGS**

November 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Federal National Mortgage Association	$32,220,705	6.0%
U.S. Treasury Notes	23,275,577	4.4
Amgen, Inc.	14,427,697	2.7
Chevron Corp.	14,128,496	2.6
UnitedHealth Group, Inc.	13,873,114	2.6
Microsoft Corp.	11,245,224	2.1
JPMorgan Chase & Co.	10,861,489	2.0
Gilead Sciences, Inc.	10,506,054	2.0
U.S. Treasury Bonds	9,546,345	1.8
CVS Caremark Corp.	9,509,626	1.8
	$149,594,327	28.0%

*	All data are as of November 30, 2011. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 69.2%
Health Care – 14.8%
Biotechnology – 4.7%
Amgen, Inc.	249,140	$14,427,697
Gilead Sciences, Inc.(a)	263,640	10,506,054

		24,933,751

Health Care Equipment & Supplies – 1.7%
Baxter International, Inc.	60,040	3,101,667
St Jude Medical, Inc.	91,580	3,520,335
Zimmer Holdings, Inc.(a)	52,360	2,646,798

		9,268,800

Health Care Providers & Services – 3.0%
Cardinal Health, Inc.	52,740	2,239,340
UnitedHealth Group, Inc.	284,460	13,873,114

		16,112,454

Life Sciences Tools & Services – 0.8%
Covance, Inc.(a)	96,256	4,419,113

Pharmaceuticals – 4.6%
Abbott Laboratories	62,830	3,427,376
Johnson & Johnson	84,330	5,457,838
Merck & Co., Inc.	259,920	9,292,140
Pfizer, Inc.	315,010	6,322,251

		24,499,605

		79,233,723

Financials – 11.5%
Capital Markets – 1.1%
BlackRock, Inc. – Class A	13,340	2,295,013
Goldman Sachs Group, Inc. (The)	35,280	3,381,941

		5,676,954

Commercial Banks – 2.1%
PNC Financial Services Group, Inc.	85,615	4,641,189
Wells Fargo & Co.	262,750	6,794,715

		11,435,904

Consumer Finance – 0.7%
Capital One Financial Corp.	83,800	3,742,508

Diversified Financial Services – 3.0%
IntercontinentalExchange, Inc.(a)	43,220	5,260,738
JPMorgan Chase & Co.	350,710	10,861,489

		16,122,227

Insurance – 4.6%
ACE Ltd.	109,490	7,612,840
Axis Capital Holdings Ltd.	203,645	6,502,385
MetLife, Inc.	202,427	6,372,402
RenaissanceRe Holdings Ltd.	9,851	723,457

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Travelers Cos., Inc. (The)	56,410	$3,173,063

		24,384,147

		61,361,740

Information Technology – 9.6%
Computers & Peripherals – 1.7%
Apple, Inc.(a)	23,670	9,046,674

IT Services – 1.0%
Accenture PLC	56,783	3,289,439
Amdocs Ltd.(a)	75,690	2,137,486

		5,426,925

Semiconductors & Semiconductor Equipment – 2.2%
Marvell Technology Group Ltd.(a)	575,422	8,124,958
NVIDIA Corp.(a)	231,290	3,615,063

		11,740,021

Software – 4.7%
Activision Blizzard, Inc.	274,605	3,410,594
Adobe Systems, Inc.(a)	91,300	2,503,446
Cadence Design Systems, Inc.(a)	230,400	2,520,576
Microsoft Corp.	439,610	11,245,224
Oracle Corp.	168,440	5,280,594

		24,960,434

		51,174,054

Energy – 9.2%
Energy Equipment & Services – 2.8%
Diamond Offshore Drilling, Inc.(b)	88,060	5,296,809
Helmerich & Payne, Inc.	26,880	1,531,085
National Oilwell Varco, Inc.	117,603	8,432,135

		15,260,029

Oil, Gas & Consumable Fuels – 6.4%
Chevron Corp.	137,410	14,128,496
Devon Energy Corp.	50,970	3,336,496
Energen Corp.	59,240	3,004,653
Exxon Mobil Corp.	117,330	9,438,025
Occidental Petroleum Corp.	41,625	4,116,713

		34,024,383

		49,284,412

Industrials – 8.6%
Aerospace & Defense – 2.0%
Honeywell International, Inc.	26,335	1,426,040
L-3 Communications Holdings, Inc.	33,190	2,200,497
Raytheon Co.	159,375	7,262,719

		10,889,256

Commercial Services & Supplies – 0.4%
Corrections Corp. of America(a)	104,200	2,188,200

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 1.0%
Foster Wheeler AG(a)	149,096	$2,765,731
URS Corp.(a)	72,290	2,612,561

		5,378,292

Electrical Equipment – 1.1%
AMETEK, Inc.	66,400	2,844,576
Hubbell, Inc. – Class B	49,490	3,237,636

		6,082,212

Industrial Conglomerates – 1.7%
General Electric Co.	572,820	9,113,566

Machinery – 1.1%
Actuant Corp. – Class A	120,600	2,764,152
Dover Corp.	50,760	2,790,277

		5,554,429

Professional Services – 0.7%
Towers Watson & Co.	55,190	3,596,180

Road & Rail – 0.6%
Norfolk Southern Corp.	40,557	3,063,676

		45,865,811

Consumer Discretionary – 6.8%
Auto Components – 0.5%
Autoliv, Inc.	52,480	2,796,134

Automobiles – 0.7%
Harley-Davidson, Inc.	98,640	3,626,993

Internet & Catalog Retail – 1.2%
Liberty Interactive Corp.(a)	382,313	6,216,409

Leisure Equipment & Products – 0.3%
Mattel, Inc.	52,471	1,511,690

Media – 3.0%
Comcast Corp. – Class A	285,905	6,481,466
Liberty Media Corp. – Liberty Capital(a)	41,159	3,139,600
Scripps Networks Interactive, Inc. – Class A	130,190	5,184,166
Time Warner, Inc.	45,055	1,568,815

		16,374,047

Multiline Retail – 0.8%
Kohl’s Corp.	41,435	2,229,203
Macy’s, Inc.	64,530	2,086,255

		4,315,458

Specialty Retail – 0.3%
Lowe’s Cos., Inc.	62,180	1,492,942

		36,333,673

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 4.9%
Beverages – 0.4%
Coca-Cola Enterprises, Inc.	86,840	$2,268,261

Food & Staples Retailing – 2.2%
CVS Caremark Corp.	237,011	9,205,507
Kroger Co. (The)	96,116	2,227,969

		11,433,476

Food Products – 0.4%
Smithfield Foods, Inc.(a)	94,020	2,302,550

Tobacco – 1.9%
Lorillard, Inc.	59,659	6,659,138
Philip Morris International, Inc.	45,960	3,503,990

		10,163,128

		26,167,415

Telecommunication Services – 2.1%
Diversified Telecommunication Services – 2.1%
AT&T, Inc.	252,080	7,305,278
Verizon Communications, Inc.	97,950	3,695,654

		11,000,932

Materials – 0.9%
Chemicals – 0.4%
CF Industries Holdings, Inc.	16,240	2,270,352

Paper & Forest Products – 0.5%
Domtar Corp.	33,680	2,644,890

		4,915,242

Utilities – 0.8%
Electric Utilities – 0.4%
Exelon Corp.	53,180	2,356,406

Multi-Utilities – 0.4%
Public Service Enterprise Group, Inc.	66,310	2,184,251

		4,540,657

Total Common Stocks (cost $335,513,970)		369,877,659

	Principal Amount (000)
MORTGAGE PASS-THROUGH’S – 6.8%
Agency Fixed Rate 30-Year – 5.7%
Federal Home Loan Mortgage Corp. Gold 4.50%, 10/01/39	$4,715	4,960,309
Series 2005 5.50%, 1/01/35	1,062	1,152,670

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association 3.50%, TBA	$2,245	$2,289,725
4.00%, TBA	3,280	3,417,606
4.00%, 1/01/41	2,270	2,364,587
5.50%, 6/01/38	775	840,631
6.00%, 3/01/38-2/01/40	1,553	1,701,059
Series 2004 6.00%, 11/01/34	1,453	1,615,337
Series 2006 5.00%, 2/01/36	1,842	1,977,741
Series 2008 5.50%, 8/01/37-5/01/38	6,168	6,702,741
6.00%, 3/01/37-5/01/38	2,605	2,867,069
Series 2010 6.00%, 4/01/40	492	538,803

		30,428,278

Agency Fixed Rate 15-Year – 0.6%
Federal National Mortgage Association 4.50%, TBA	1,290	1,371,330
4.50%, 6/01/26	1,689	1,793,267

		3,164,597

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. 2.576%, 4/01/36(c)	965	1,022,206
4.121%, 10/01/39(c)	864	905,871
Series 2006 5.766%, 1/01/37(d)	151	158,048
5.915%, 12/01/36(d)	78	82,258
Series 2007 5.499%, 1/01/37(d)	84	88,499
5.555%, 2/01/37(d)	160	164,920
Federal National Mortgage Association Series 2007 3.147%, 8/01/37(c)	323	340,845
5.954%, 2/01/37(d)	127	131,137

		2,893,784

Total Mortgage Pass-Through’s (cost $35,255,469)		36,486,659

CORPORATES - INVESTMENT GRADES – 6.2%
Industrial – 2.8%
Basic – 0.4%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	345	337,151
ArcelorMittal 6.125%, 6/01/18	325	310,204
ArcelorMittal USA, Inc. 6.50%, 4/15/14	235	252,190

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Dow Chemical Co. (The) 7.60%, 5/15/14	$140	$158,294
8.55%, 5/15/19	177	222,937
International Paper Co. 7.95%, 6/15/18	370	441,044
PPG Industries, Inc. 5.75%, 3/15/13	192	203,056
Teck Resources Ltd. 6.00%, 8/15/40	32	33,383

		1,958,259

Capital Goods – 0.1%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(e)	61	62,683
Owens Corning 6.50%, 12/01/16	353	375,259
Republic Services, Inc. 5.25%, 11/15/21	218	243,587
5.50%, 9/15/19	153	174,564

		856,093

Communications - Media – 0.5%
CBS Corp. 8.875%, 5/15/19	174	222,204
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	440	609,568
Comcast Corp. 5.15%, 3/01/20	95	105,627
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21	175	176,295
4.75%, 10/01/14	240	259,612
News America, Inc. 6.15%, 3/01/37	166	173,814
9.25%, 2/01/13	150	162,275
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	290	350,885
Time Warner Entertainment Co. LP 8.375%, 3/15/23	470	602,125
WPP Finance UK 8.00%, 9/15/14	323	363,247

		3,025,652

Communications - Telecommunications – 0.2%
American Tower Corp. 5.05%, 9/01/20	430	430,870
AT&T, Inc. 4.45%, 5/15/21	225	237,425
Telecom Italia Capital SA 6.175%, 6/18/14	545	522,693

		1,190,988

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(e)	$323	$349,126

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.625%, 4/15/31	455	558,568
Viacom, Inc. 5.625%, 9/15/19	460	508,864

		1,067,432

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19	255	304,119

Consumer Non-Cyclical – 0.3%
Ahold Finance USA LLC 6.875%, 5/01/29	325	422,462
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	415	433,572
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(e)	590	625,405
Delhaize Group SA 5.875%, 2/01/14	150	163,283
Whirlpool Corp. 8.60%, 5/01/14	75	83,954

		1,728,676

Energy – 0.3%
Anadarko Petroleum Corp. 5.95%, 9/15/16	125	139,793
Marathon Petroleum Corp. 3.50%, 3/01/16	63	63,111
5.125%, 3/01/21	107	109,003
Nabors Industries, Inc. 9.25%, 1/15/19	302	369,476
Noble Energy, Inc. 8.25%, 3/01/19	355	457,508
Noble Holding International Ltd. 4.90%, 8/01/20	41	43,768
Weatherford International Ltd./Bermuda 9.625%, 3/01/19	280	358,396

		1,541,055

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(e)	425	354,875

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20	81	87,954
Computer Sciences Corp. 5.50%, 3/15/13	285	293,657

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Motorola Solutions, Inc. 7.50%, 5/15/25	$90	$104,420
Xerox Corp. 8.25%, 5/15/14	435	493,189

		979,220

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14	357	381,684

Transportation - Services – 0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(e)	440	427,988
Con-way, Inc. 6.70%, 5/01/34	380	376,836
Ryder System, Inc. 5.85%, 11/01/16	164	187,955
7.20%, 9/01/15	147	173,619

		1,166,398

		14,903,577

Financial Institutions – 2.5%
Banking – 1.3%
Bank of America Corp. 5.625%, 7/01/20	295	260,294
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	895	939,080
Citigroup, Inc. 5.50%, 4/11/13	490	501,915
8.50%, 5/22/19	240	277,698
Countrywide Financial Corp. 6.25%, 5/15/16	143	133,008
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	365	356,210
7.50%, 2/15/19	400	426,895
Lloyds TSB Bank PLC 4.375%, 1/12/15(e)	420	406,042
Macquarie Group Ltd. 4.875%, 8/10/17(e)	380	365,757
Morgan Stanley 5.50%, 7/24/20	160	137,440
6.625%, 4/01/18	390	367,041
Nationwide Building Society 6.25%, 2/25/20(e)	425	440,976
PNC Funding Corp. 5.125%, 2/08/20	190	210,069
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21	395	389,701
Societe Generale SA 2.50%, 1/15/14(e)	140	131,102
Sovereign Bank/Wyomissing PA 5.125%, 3/15/13	474	476,237

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Unicredit Luxembourg Finance SA 6.00%, 10/31/17(e)	$235	$168,793
Union Bank NA 5.95%, 5/11/16	405	433,317
Wachovia Corp. 5.50%, 5/01/13	820	868,348

		7,289,923

Finance – 0.1%
SLM Corp. Series A 5.375%, 1/15/13	306	310,434

Insurance – 0.9%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16	165	185,539
American International Group, Inc. 6.40%, 12/15/20	340	332,715
Assurant, Inc. 5.625%, 2/15/14	245	255,059
Coventry Health Care, Inc. 5.95%, 3/15/17	130	145,193
6.30%, 8/15/14	260	282,824
Genworth Financial, Inc. 6.515%, 5/22/18	451	413,644
Guardian Life Insurance Co. of America 7.375%, 9/30/39(e)	315	391,657
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	120	119,390
5.50%, 3/30/20	207	201,996
Humana, Inc. 7.20%, 6/15/18	355	413,708
Lincoln National Corp. 8.75%, 7/01/19	172	201,234
Markel Corp. 7.125%, 9/30/19	261	299,784
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(e)	255	364,783
Metlife Capital Trust IV 7.875%, 12/15/37(e)	260	265,200
MetLife, Inc. 7.717%, 2/15/19	158	192,511
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(e)	493	445,641
Principal Financial Group, Inc. 7.875%, 5/15/14	315	355,762
XL Group PLC 5.25%, 9/15/14	68	71,603

		4,938,243

Other Finance – 0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(e)	192	186,168

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

ORIX Corp. 4.71%, 4/27/15	$300	$310,599

		496,767

REITS – 0.1%
ERP Operating LP 5.25%, 9/15/14	355	376,139

		13,411,506

Utility – 0.7%
Electric – 0.4%
Ameren Corp. 8.875%, 5/15/14	335	378,606
Constellation Energy Group, Inc. 5.15%, 12/01/20	395	416,197
FirstEnergy Corp. Series C 7.375%, 11/15/31	395	463,175
Nisource Finance Corp. 6.80%, 1/15/19	355	413,110
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(e)	385	409,582
TECO Finance, Inc. 4.00%, 3/15/16	135	141,740
5.15%, 3/15/20	160	176,164

		2,398,574

Natural Gas – 0.3%
DCP Midstream LLC 5.35%, 3/15/20(e)	181	193,847
EQT Corp. 8.125%, 6/01/19	266	302,790
Kinder Morgan Energy Partners LP 4.15%, 3/01/22(b)	181	179,201
TransCanada PipeLines Ltd. 6.35%, 5/15/67	405	404,540
Williams Partners LP 5.25%, 3/15/20	293	318,790

		1,399,168

		3,797,742

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(e)	410	430,500
IPIC GMTN Ltd. 3.75%, 3/01/17(b)(e)	370	366,300
Petrobras International Finance Co. – PifCo 5.75%, 1/20/20	330	342,545

		1,139,345

Total Corporates - Investment Grades (cost $31,299,824)		33,252,170

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 6.1%
United States – 6.1%
U.S. Treasury Bonds 4.50%, 2/15/36	$3,980	$5,063,308
4.625%, 2/15/40	3,428	4,483,037
U.S. Treasury Notes 0.875%, 11/30/16	615	612,526
1.00%, 8/31/16	10,648	10,704,864
1.50%, 6/30/16	1,515	1,559,977
2.00%, 11/15/21	320	317,800
2.625%, 4/30/16-11/15/20	9,471	10,080,410

Total Governments - Treasuries (cost $30,437,594)		32,821,922

AGENCIES – 3.1%
Agency Debentures – 3.1%
Federal Farm Credit Bank 0.268%, 10/12/12(d)	910	910,680
0.307%, 4/26/13(d)	5,845	5,852,587
0.317%, 6/26/13(d)	2,700	2,704,063
Federal National Mortgage Association 0.282%, 10/18/12(d)	600	600,691
6.25%, 5/15/29	2,651	3,668,136
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	3,475	2,868,557

Total Agencies (cost $15,589,022)		16,604,714

ASSET-BACKED SECURITIES – 1.3%
Autos - Fixed Rate – 0.5%
Ally Auto Receivables Trust Series 2011-5, Class A2 0.80%, 6/16/14	508	507,996
AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15	179	178,999
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16	180	180,317
Series 2009-2, Class A4 2.82%, 12/15/14	170	174,989
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(e)	513	512,599
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(e)	470	469,962
Santander Drive Auto Receivables Trust Series 2011-4, Class A2 1.37%, 3/16/15	209	208,962

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14	$377	$377,407

		2,611,231

Home Equity Loans - Floating Rate – 0.4%
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.635%, 3/20/36(d)	2,680	1,937,408
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.617%, 3/25/37(d)(f)	930	2,830

		1,940,238

Credit Cards - Floating Rate – 0.3%
American Express Credit Account Master Trust Series 2011-1, Class A 0.419%, 4/17/17(d)	760	760,021
Discover Card Master Trust Series 2009-A1, Class A1 1.549%, 12/15/14(d)	265	266,660
Series 2009-A2, Class A 1.549%, 2/17/15(d)	230	231,457
Series 2010-A1, Class A1 0.898%, 9/15/15(d)	244	245,483

		1,503,621

Other ABS - Fixed Rate – 0.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	417	417,758
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15	160	159,327
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(e)	208	207,969

		785,054

Autos - Floating Rate – 0.0%
Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.407%, 10/25/16(d)(e)	189	189,003

Total Asset-Backed Securities (cost $8,699,597)		7,029,147

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.2%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	$1,230	$1,313,449
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.455%, 4/10/37	360	214,832
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.005%, 6/15/49	730	761,317
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38	715	722,893
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A2 5.291%, 7/12/46	734	739,032
Series 2006-3, Class A4 5.414%, 7/12/46	1,805	1,965,019
Series 2006-4, Class AM 5.204%, 12/12/49	435	401,760

Total Commercial Mortgage-Backed Securities (cost $5,745,738)		6,118,302

INFLATION-LINKED SECURITIES – 0.8%
United States – 0.8%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $4,439,094)	4,249	4,446,559

	Shares
PREFERRED STOCKS – 0.3%
Industrial – 0.3%
Communications - Telecommunications – 0.3%
Centaur Funding Corp. 9.08%(e)	1,200	1,333,500

Financial Institutions – 0.0%
Finance – 0.0%
Citigroup Capital XII 8.50%(c)	9,000	226,341

Utility – 0.0%
Other Utility – 0.0%
DTE Energy Trust I 7.80%	5,000	126,300

Total Preferred Stocks (cost $1,797,091)		1,686,141

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(e)	$435	$482,796

Russia – 0.1%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(e)	415	423,300

Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(e)	370	365,375

Kazakhstan – 0.0%
KazMunayGas National Co. 7.00%, 5/05/20(e)	301	323,936

Total Quasi-Sovereigns (cost $1,503,172)		1,595,407

CORPORATES - NON-INVESTMENT GRADES – 0.3%
Financial Institutions – 0.3%
Banking – 0.1%
BankAmerica Capital II Series 2 8.00%, 12/15/26	559	519,870

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 7.875%, 11/01/09(g)	845	217,587

Insurance – 0.1%
ING Capital Funding Trust III Series 9 3.969%, 12/31/11(d)	555	396,923
XL Group PLC Series E 6.50%, 4/15/17	185	143,375

		540,298

Total Corporates - Non-Investment Grades (cost $2,186,639)		1,277,755

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
United States – 0.1%
California GO 7.625%, 3/01/40 (cost $581,854)	570	682,205

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Qatar – 0.1%
State of Qatar 4.50%, 1/20/22(e) (cost $371,066)	$375	$374,063

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Non-Agency Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 0.567%, 4/25/47(d)(f) (cost $480,946)	482	1,554

	Shares
SHORT-TERM INVESTMENTS – 4.6%
Investment Companies – 4.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(h) (cost $24,488,950)	24,488,950	24,488,950

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $498,390,026)		536,743,207

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.15%(h) (cost $5,825,415)	5,825,415	5,825,415

Total Investments – 101.5% (cost $504,215,441)		542,568,622
Other assets less liabilities – (1.5)%		(7,907,179)

Net Assets – 100.0%		$534,661,443

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at November 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services Inc.:
CDX-NAIGS17V1-5Y, 12/20/16*	(1.00)%	1.28%	$7,170	$80,067	$(135,096)	$(55,029)
CDX-NAHYS17V1-5Y, 12/20/16*	(5.00)	7.29	1,614	122,036	(149,416)	(27,380)

						$(82,409)

*	Termination date

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Variable rate coupon, rate shown as of November 30, 2011.

(d)	Floating Rate Security. Stated interest rate was in effect at November 30, 2011.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate market value of these securities amounted to $11,068,928 or 2.1% of net assets.

(f)	Illiquid security.

(g)	Security is in default and is non-income producing.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $473,901,076)	$512,254,257	(a)
Affiliated issuers (cost $30,314,365 – including investment of cash collateral for securities loaned of $5,825,415)	30,314,365
Receivable for investment securities sold	5,250,586
Dividends and interest receivable	1,923,392
Receivable for capital stock sold	1,617,263
Premium paid on credit default swap contracts	284,512
Other assets	4,573

Total assets	551,648,948

Liabilities
Payable for investment securities purchased	8,377,353
Payable for collateral received on securities loaned	5,825,415
Payable for capital stock redeemed	1,928,671
Advisory fee payable	223,455
Distribution fee payable	190,404
Unrealized depreciation on credit default swap contracts	82,409
Transfer Agent fee payable	49,999
Administrative fee payable	15,410
Accrued expenses	294,389

Total liabilities	16,987,505

Net Assets	$534,661,443

Composition of Net Assets
Capital stock, at par	$354,077
Additional paid-in capital	565,424,907
Undistributed net investment income	1,742,013
Accumulated net realized loss on investment transactions	(71,130,326)
Net unrealized appreciation on investments	38,270,772

	$534,661,443

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$380,338,362	24,831,798	$15.32	*

B	$50,797,486	3,543,510	$14.34

C	$68,095,130	4,722,160	$14.42

Advisor	$26,359,874	1,716,399	$15.36

R	$5,307,861	347,717	$15.26

K	$2,923,611	191,314	$15.28

I	$839,119	54,793	$15.31

(a)	Includes securities on loan with a value of $5,847,878 (see Note E).

*	The maximum offering price per share for Class A shares was $16.00 which reflects a sales charge of 4.25%.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2011

Investment Income
Dividends
Unaffiliated issuers	$8,610,024
Affiliated issuers	23,455
Interest	7,258,702
Securities lending income	3,986	$15,896,167

Expenses
Advisory fee (see Note B)	2,912,785
Distribution fee—Class A	1,150,473
Distribution fee—Class B	679,252
Distribution fee—Class C	734,267
Distribution fee—Class R	33,982
Distribution fee—Class K	6,801
Transfer agency—Class A	685,953
Transfer agency—Class B	156,163
Transfer agency—Class C	139,018
Transfer agency—Advisor Class	51,837
Transfer agency—Class R	17,671
Transfer agency—Class K	5,441
Transfer agency—Class I	229
Custodian	193,683
Registration fees	151,234
Printing	68,398
Administrative	56,856
Directors’ fees	53,813
Audit	50,192
Legal	40,576
Miscellaneous	30,323

Total expenses		7,218,947

Net investment income		8,677,220

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		46,316,766
Swap contracts		43,103
Net change in unrealized appreciation/depreciation of:
Investments		(7,284,456)
Swap contracts		(82,409)

Net gain on investment transactions		38,993,004

Net Increase in Net Assets from Operations		$47,670,224

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2011	Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,677,220	$11,005,181
Net realized gain on investment transactions	46,359,869	51,906,296
Net change in unrealized appreciation/depreciation of investments	(7,366,865)	(5,517,527)

Net increase in net assets from operations	47,670,224	57,393,950
Dividends to Shareholders from
Net investment income
Class A	(6,964,919)	(8,768,192)
Class B	(753,943)	(1,411,534)
Class C	(836,134)	(1,072,271)
Advisor Class	(601,071)	(1,013,673)
Class R	(98,608)	(112,220)
Class K	(48,477)	(69,847)
Class I	(25,053)	(49,346)
Capital Stock Transactions
Net decrease	(100,081,948)	(204,084,816)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	169

Total decrease	(61,739,929)	(159,187,780)
Net Assets
Beginning of period	596,401,372	755,589,152

End of period (including undistributed net investment income of $1,742,013 and $2,123,263, respectively)	$534,661,443	$596,401,372

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2011:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks	$369,877,659		$	– 0	–	$	– 0	–	$369,877,659
Mortgage Pass-Through’s	– 0	–		36,486,659			– 0	–	36,486,659
Corporates – Investment Grades	– 0	–		33,252,170			– 0	–	33,252,170
Governments – Treasuries	– 0	–		32,821,922			– 0	–	32,821,922
Agencies	– 0	–		16,604,714			– 0	–	16,604,714
Asset-Backed Securities	– 0	–		4,303,855			2,725,292		7,029,147
Commercial Mortgage-Backed Securities	– 0	–		4,740,393			1,377,909		6,118,302
Inflation-Linked Securities	– 0	–		4,446,559			– 0	–	4,446,559
Preferred Stocks	352,641			1,333,500			– 0	–	1,686,141
Quasi-Sovereigns	– 0	–		1,595,407			– 0	–	1,595,407
Corporates – Non-Investment Grades	– 0	–		1,277,755			– 0	–	1,277,755
Local Governments – Municipal Bonds	– 0	–		682,205			– 0	–	682,205
Governments – Sovereign Bonds	– 0	–		374,063			– 0	–	374,063
Collateralized Mortgage Obligations	– 0	–		– 0	–		1,554		1,554
Short-Term Investments	24,488,950			– 0	–		– 0	–	24,488,950
Investments of Cash Collateral for Securities Loaned	5,825,415			– 0	–		– 0	–	5,825,415

Total Investments in Securities	400,544,665			137,919,202			4,104,755		542,568,662
Other Financial Instruments*:
Assets	– 0	–		– 0	–		– 0	–	– 0	–
Liabilities:
Credit Default Swap Contracts	– 0	–		(82,409)			– 0	–	(82,409)

Total	$400,544,665			$137,836,793			$4,104,755		$542,486,213

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 11/30/10	$3,708,341		$9,788,903		$2,240
Accrued discounts/(premiums)	22		102,310		30
Realized gain (loss)	(533,378)		1,007,521		(297,998)
Change in unrealized appreciation/depreciation	822,594		(1,132,954)		297,282
Purchases	367,554		– 0	–	– 0	–
Sales	(1,639,841)		(8,387,871)		– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 11/30/11	$2,725,292		$1,377,909		$1,554

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/11*	$437,696		$(270,048)		$297,282

	Total
Balance as of 11/30/10	$13,499,484
Accrued discounts/(premiums)	102,362
Realized gain (loss)	176,145
Change in unrealized appreciation/depreciation	(13,078)
Purchases	367,554
Sales	(10,027,712)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 11/30/11*	$4,104,755

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/11*	$464,930

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2011, such fee amounted to $56,856.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $485,550 for the year ended November 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,204 from the sale of Class A shares and received $7,881, $17,934 and $1,429 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$ 16,442	$221,216	$213,169	$24,489	$23

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended November 30, 2011 amounted to $608,013, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,337,747, $3,095,351, $363,689 and $229,372 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$331,448,001	$444,344,327
U.S. government securities	159,199,012	148,957,431

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$507,511,475

Gross unrealized appreciation	$51,166,759
Gross unrealized depreciation	(16,109,612)

Net unrealized appreciation	$35,057,147

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the year ended November 30, 2011, the Fund held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of November 30, 2011, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of November 30, 2011, the Fund had buy credit default swap contracts in liability positions with the counterparty, in the amount of $82,409.

At November 30, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts			Unrealized depreciation on credit default swap contracts	$82,409

Total				$82,409

The effect of derivative instruments on the statement of operations for the year ended November 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$43,103	$(82,409)

Total		$43,103	$(82,409)

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

For six months of the year ended November 30, 2011, the average monthly notional amount of credit default swaps was $6,275,617.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended November 30, 2011, the Fund earned drop income of $80,397 which is included in interest income in the accompanying statement of operations.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2011, the Fund had securities on loan with a value of $5,847,878 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $5,825,415. The Fund received additional cash collateral on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income $3,986 and $206 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2011; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2011 (000)	Dividend Income (000)
$ – 0 –	$23,162	$17,337	$5,825	$	– 0 –	*

*	Amount is less than $500.

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class A
Shares sold	3,179,105	3,005,453	$48,594,884	$41,255,282

Shares issued in reinvestment of dividends	419,554	585,431	6,306,562	7,995,863

Shares converted from Class B	1,364,952	2,212,323	20,965,446	30,261,890

Shares redeemed	(7,958,910)	(13,835,974)	(120,644,228)	(191,477,287)

Net decrease	(2,995,299)	(8,032,767)	$(44,777,336)	$(111,964,252)

Class B
Shares sold	155,549	175,580	$2,218,288	$2,273,481

Shares issued in reinvestment of dividends	49,830	101,547	701,142	1,299,091

Shares converted to Class A	(1,456,621)	(2,358,179)	(20,965,446)	(30,261,890)

Shares redeemed	(1,068,137)	(1,732,799)	(15,237,272)	(22,335,933)

Net decrease	(2,319,379)	(3,813,851)	$(33,283,288)	$(49,025,251)

Class C
Shares sold	336,189	261,094	$4,826,214	$3,405,795

Shares issued in reinvestment of dividends	49,927	70,877	707,339	912,451

Shares redeemed	(1,205,745)	(1,430,069)	(17,301,547)	(18,549,031)

Net decrease	(819,629)	(1,098,098)	$(11,767,994)	$(14,230,785)

Advisor Class
Shares sold	427,214	487,652	$6,531,708	$6,677,813

Shares issued in reinvestment of dividends	37,841	71,712	569,275	981,076

Shares redeemed	(985,224)	(2,485,367)	(15,145,828)	(34,180,180)

Net decrease	(520,169)	(1,926,003)	$(8,044,845)	$(26,521,291)

Class R
Shares sold	89,544	119,629	$1,348,008	$1,646,259

Shares issued in reinvestment of dividends	6,574	8,378	98,608	114,100

Shares redeemed	(194,897)	(178,043)	(2,919,116)	(2,432,040)

Net decrease	(98,779)	(50,036)	$(1,472,500)	$(671,681)

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2011	Year Ended November 30, 2010

Class K
Shares sold	87,717	77,798	$1,320,401	$1,049,415

Shares issued in reinvestment of dividends	3,232	5,122	48,476	69,846

Shares redeemed	(96,360)	(138,280)	(1,444,762)	(1,895,002)

Net decrease	(5,411)	(55,360)	$(75,885)	$(775,741)

Class I
Shares sold	4,010	7,425	$61,092	$102,795

Shares issued in reinvestment of dividends	1,670	3,613	25,053	49,345

Shares redeemed	(47,609)	(74,204)	(746,245)	(1,047,955)

Net decrease	(41,929)	(63,166)	$(660,100)	$(895,815)

For the year ended November 30, 2010, the Fund received $169 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2011.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$9,328,205	$12,497,083

Total taxable distributions	9,328,205	12,497,083

Total distributions paid	$9,328,205	$12,497,083

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Notes to Financial Statements

As of November 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,659,607
Accumulated capital and other losses	(67,834,289	)(a)
Unrealized appreciation/(depreciation)	35,057,147	(b)

Total accumulated earnings/(deficit)	$ (31,117,535)

(a)

On November 30, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $67,834,289 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $47,689,645.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to the tax deferral of losses on wash sales and the tax treatment of swap income.

During the current fiscal year, permanent differences primarily due to paydown gain/loss reclassification and the tax treatment of swaps resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.36	$ 13.43	$ 11.06	$ 18.28	$ 18.29

Income From Investment Operations
Net investment income(a)	.25	.25	.27	.34	.38
Net realized and unrealized gain (loss) on investment transactions	.97	.95	2.39	(5.85)	.46
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	1.22	1.20	2.66	(5.51)	.87

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.27)	(.29)	(.36)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.26)	(.27)	(.29)	(1.71)	(.88)

Net asset value, end of period	$ 15.32	$ 14.36	$ 13.43	$ 11.06	$ 18.28

Total Return
Total investment return based on net asset value(b)*	8.57%	9.04%	24.43%	(33.06)%	4.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$380,338	$399,687	$481,427	$452,619	$956,157
Ratio to average net assets of:
Expenses	1.08%	1.14	%(c)	1.08%	.97%	.92%
Net investment income	1.67%	1.83	%(c)	2.30%	2.30%	2.10%
Portfolio turnover rate	87%	69%	111%	118%	66%

See footnote summary on page 54.

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 13.46	$ 12.59	$ 10.39	$ 17.27	$ 17.32

Income From Investment Operations
Net investment income(a)	.13	.14	.17	.22	.23
Net realized and unrealized gain (loss) on investment transactions	.90	.90	2.23	(5.51)	.43
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	1.03	1.04	2.40	(5.29)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.17)	(.20)	(.24)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.15)	(.17)	(.20)	(1.59)	(.74)

Net asset value, end of period	$ 14.34	$ 13.46	$ 12.59	$ 10.39	$ 17.27

Total Return
Total investment return based on net asset value(b)*	7.68%	8.34%	23.41%	(33.56)%	4.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,797	$78,888	$121,871	$155,339	$360,548
Ratio to average net assets of:
Expenses	1.85%	1.90	%(c)	1.85%	1.72%	1.67%
Net investment income	.91%	1.07	%(c)	1.53%	1.54%	1.34%
Portfolio turnover rate	87%	69%	111%	118%	66%

See footnote summary on page 54.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 13.54	$ 12.67	$ 10.44	$ 17.35	$ 17.40

Income From Investment Operations
Net investment income(a)	.14	.14	.18	.22	.24
Net realized and unrealized gain (loss) on investment transactions	.90	.90	2.25	(5.54)	.42
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	1.04	1.04	2.43	(5.32)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.17)	(.20)	(.24)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.16)	(.17)	(.20)	(1.59)	(.74)

Net asset value, end of period	$ 14.42	$ 13.54	$ 12.67	$ 10.44	$ 17.35

Total Return
Total investment return based on net asset value(b)*	7.71%	8.29%	23.59%	(33.58)%	4.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,095	$75,021	$84,098	$81,907	$168,496
Ratio to average net assets of:
Expenses	1.80%	1.86	%(c)	1.81%	1.70%	1.66%
Net investment income	.94%	1.10	%(c)	1.57%	1.58%	1.36%
Portfolio turnover rate	87%	69%	111%	118%	66%

See footnote summary on page 54.

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.40	$ 13.46	$ 11.08	$ 18.32	$ 18.33

Income From Investment Operations
Net investment income(a)	.30	.29	.31	.39	.44
Net realized and unrealized gain (loss) on investment transactions	.97	.96	2.39	(5.87)	.45
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	1.27	1.25	2.70	(5.48)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.31)	(.32)	(.41)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.31)	(.31)	(.32)	(1.76)	(.93)

Net asset value, end of period	$ 15.36	$ 14.40	$ 13.46	$ 11.08	$ 18.32

Total Return
Total investment return based on net asset value(b)*	8.85%	9.41%	24.84%	(32.89)%	5.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,360	$32,205	$56,024	$51,761	$91,198
Ratio to average net assets of:
Expenses	.79%	.84	%(c)	.79%	.68%	.63%
Net investment income	1.96%	2.12	%(c)	2.59%	2.61%	2.38%
Portfolio turnover rate	87%	69%	111%	118%	66%

See footnote summary on page 54.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.31	$ 13.38	$ 11.02	$ 18.23	$ 18.25

Income From Investment Operations
Net investment income(a)	.21	.21	.24	.31	.34
Net realized and unrealized gain (loss) on investment transactions	.96	.96	2.38	(5.85)	.43
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	1.17	1.17	2.62	(5.54)	.80

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.24)	(.26)	(.32)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.22)	(.24)	(.26)	(1.67)	(.82)

Net asset value, end of period	$ 15.26	$ 14.31	$ 13.38	$ 11.02	$ 18.23

Total Return
Total investment return based on net asset value(b)*	8.19%	8.81%	24.15%	(33.27)%	4.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,308	$6,391	$6,645	$5,753	$8,432
Ratio to average net assets of:
Expenses	1.38%	1.39	%(c)	1.32%	1.25%	1.24%
Net investment income	1.38%	1.57	%(c)	2.06%	2.06%	1.83%
Portfolio turnover rate	87%	69%	111%	118%	66%

See footnote summary on page 54.

ALLIANCEBERNSTEIN BALANCED SHARES •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.34	$ 13.40	$ 11.03	$ 18.24	$ 18.28

Income From Investment Operations
Net investment income(a)	.25	.26	.28	.35	.42
Net realized and unrealized gain (loss) on investment transactions	.96	.95	2.38	(5.85)	.40
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	1.21	1.21	2.66	(5.50)	.85

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.27)	(.29)	(.36)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.27)	(.27)	(.29)	(1.71)	(.89)

Net asset value, end of period	$ 15.28	$ 14.34	$ 13.40	$ 11.03	$ 18.24

Total Return
Total investment return based on net asset value(b)*	8.48%	9.18%	24.57%	(33.07)%	4.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,924	$2,820	$3,378	$5,437	$7,715
Ratio to average net assets of:
Expenses	1.07%	1.09	%(c)	1.02%	.97%	.93%
Net investment income	1.68%	1.88	%(c)	2.37%	2.35%	2.14%
Portfolio turnover rate	87%	69%	111%	118%	66%

See footnote summary on page 54.

52	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended November 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.36	$ 13.42	$ 11.04	$ 18.26	$ 18.27

Income From Investment Operations
Net investment income(a)	.33	.32	.33	.42	.44
Net realized and unrealized gain (loss) on investment transactions	.95	.95	2.39	(5.87)	.45
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03

Net increase (decrease) in net asset value from operations	1.28	1.27	2.72	(5.45)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.33)	(.34)	(.42)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)

Total dividends and distributions	(.33)	(.33)	(.34)	(1.77)	(.93)

Net asset value, end of period	$ 15.31	$ 14.36	$ 13.42	$ 11.04	$ 18.26

Total Return
Total investment return based on net asset value(b)*	8.97%	9.64%	25.09%	(32.84)%	5.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$839	$1,389	$2,146	$18,409	$2,748
Ratio to average net assets of:
Expenses	.64%	.66	%(c)	.69%	.62%	.60%
Net investment income	2.13%	2.30	%(c)	2.69%	2.72%	2.40%
Portfolio turnover rate	87%	69%	111%	118%	66%

See footnote summary on page 54.

ALLIANCEBERNSTEIN BALANCED SHARES •	53

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009, November 30, 2008 and November 30, 2007 by 0.03%, 0.20%, 0.27%, 0.05% and 0.13%, respectively.

See notes to financial statements.

54	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Balanced Shares, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Balanced Shares, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented prior to December 1, 2009 were audited by other auditors whose report dated January 26, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Balanced Shares, Inc. at November 30, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2012

ALLIANCEBERNSTEIN BALANCED SHARES •	55

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2011. For corporate shareholders, 82.80% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 41.38% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended November 30, 2011, the Fund designates $7,975,549 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

56	• ALLIANCEBERNSTEIN BALANCED SHARES

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Vice President

Paul J. DeNoon(2), Vice President

Vincent C. DuPont, Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice  President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Adviser’s U.S. Investment Grade Core Fixed-Income Team. Mr. Frank Caruso is the investment professional responsible for the day-to-day management of the equity component of the Fund’s portfolio and Messrs. Paul DeNoon, Shawn Keegan, Douglas Peebles and Greg Wilensky and Ms. Alison Martier are the investment professionals responsible for the day-to-day management of the debt component of the Fund’s portfolio.

ALLIANCEBERNSTEIN BALANCED SHARES •	57

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI, and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

58	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#, ## Chairman of the Board 79 (1992)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

ALLIANCEBERNSTEIN BALANCED SHARES •	59

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

60	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

ALLIANCEBERNSTEIN BALANCED SHARES •	61

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

62	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

ALLIANCEBERNSTEIN BALANCED SHARES •	63

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

64	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Paul J. DeNoon 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Vincent DuPont 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Shawn E. Keegan 40	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2007.

Alison M. Martier 55	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2007.

Douglas J. Peebles 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Greg J. Wilensky 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

ALLIANCEBERNSTEIN BALANCED SHARES •	65

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

66	• ALLIANCEBERNSTEIN BALANCED SHARES

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	67

arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 03/31/11 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.	$609.3	60 bp on 1st $200 million 50 bp on next $200 million 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $82,809 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Balanced Shares, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.84 1.14 1.90 1.86 1.39 1.09 0.66	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Balanced” category.

68	• ALLIANCEBERNSTEIN BALANCED SHARES

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a similar investment style as the Fund.

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN BALANCED SHARES •	69

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.5 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Balanced Shares, Inc.	0.496	0.700	2/13

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).

5	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

70	• ALLIANCEBERNSTEIN BALANCED SHARES

The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	1.147	1.179	4/13	1.194	17/52

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.11

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

11	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	71

provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $7,977, $3,080,907 and $41,230 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $587,259 in fees from the Fund.12

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

72	• ALLIANCEBERNSTEIN BALANCED SHARES

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BALANCED SHARES •	73

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2011.19

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	15.74	16.93	18.24	11/13	89/106
3 year	1.93	3.25	3.20	11/12	73/97
5 year	2.55	3.22	3.86	11/12	68/82
10 year	3.81	3.18	4.04	3/7	26/46

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)20 versus its benchmark.21 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

17	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

18	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

21	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

22	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

74	• ALLIANCEBERNSTEIN BALANCED SHARES

	Periods Ending February 28, 2011 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Balanced Shares, Inc.	15.74	1.93	2.55	3.81	8.97	11.06	0.19	10
60% Russell 1000 Value Index / 40% Barclays Capital Aggregate Bond Index	15.51	2.00	3.69	5.08	N/A	9.82	0.32	10
Russell 1000 Value Index	22.16	-1.17	1.57	4.12	N/A	16.28	0.19	10
Barclays Capital U.S. Aggregate Index	4.93	5.29	5.80	5.61	N/A	3.78	0.86	10
Inception Date: February 12, 1969

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

ALLIANCEBERNSTEIN BALANCED SHARES •	75

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

76	• ALLIANCEBERNSTEIN BALANCED SHARES

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0151-1111

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firms, KPMG LLP in 2009 and Ernst & Young in 2010, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Shares	2010	$32,500	$—	$16,971
	2011	$32,500	$41	$19,731

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Shares	2010	$809,986	$144,686
			$(127,715)
			$(16,971)
	2011	$689,481	$19,772
			$(41)
			$(19,731)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 24, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	January 24, 2012